Anthony N. DeMintAnthony N. DeMint
AIA Document A101-1997

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED
SUM

AGREEMENT made as of the 30th day of May in the year of 2002
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)

Voyager Entertainment International, Inc.
 4483 West Reno Ave.
Las Vegas, Nevada 89118

and the Contractor:
(Name, address and other information)

Western Architectural Services, LLC
 12552 South 125 West Suite B
Draper, Utah 84020

The Project is:
(Name and location)

Voyager-Las Vegas
Las Vegas, Nevada

The Architect is:
(Name, address and other information)



The Owner and Contractor agree as follows.



ARTICLE I THE CONTRACT DOCUMENTS

 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Exhibit A as described in section
 8.1.7. infra, such Drawings, Specifications, Addenda to be prepared by Owner , other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
 Article 8.


ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to AIA DOCUMENT AIOI-1997 the extent specifically indicated in the Contract Documents to be the responsibility of others. OWNER-CONTRACTOR
AGREEMENT

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
3.1 The date of commencement of the Work shall be the date of this Agreement unless different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.


(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)
To be determined

If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:
N/A

3.2 The Contract Time shall be measured from the date of commencement.

3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than days from the date of commencement, or as follows:
To be determined

,subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on tune or for bonus payments for ear completion of the Work)
N/A

ARTICLE 4 CONTRACT SUM
4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Eighteen Million One
Hundred  Forty  One  Thousand  Five  Hundred  Thirty  Three
Dollars ($ 18,141.533), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract
Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires)

Receipt  of  2,812,500 shares of  common  stock  of
Voyager  Entertainment  International,  Inc.   (the
"Stock")

4.3 Unit prices, if any, are as follows:
N/A

ARTICLE 5 PAYMENTS

5.1   PROGRESS PAYMENTS
5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.1.2The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows: Receipt of Stock at time of execution of this contract.

5.1.3Provided that an Application for Payment is received by the Architect not later than the N/A day of a month, the Owner shall make payment to the Contractor not later than the day of the month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than days after the Architect receives the Application for Payment.

5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require.
This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's
Applications for Payment.

5.1.5   Applications   for  Payment  shall   indicate   the
percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.1.6 Subject to other provisions of the Contract
Documents, the amount of each progress payment shall be computed as follows:

  .1 Take that portion of the Contract Sum property allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of percent (%).Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997.

  .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of percent (%);

  .3 Subtract the aggregate of previous payments made by the Owner; and

  .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

  .1   Add, upon Substantial Completion of the Work, a sum
  sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph -9 8 5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial
  Completion of Work with consent of surety, if any.)

  .2 Add, if final completion of the Work is th ereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA
  Document A201-1997.

5.1.8     Reduction or limitation of retainage, if any,
shall be as follows:
(If  it is intended prior to Substantial Completion
of   the  entire  Work,  to  reduce  or  limit  the
retainage  resulting from the percentages  inserted
in  Clauses 5.1.6.1 and 5.1.6.2above, and  this  is
not  explained elsewhere in the Contract Documents,
insert  here  provisions  for  such  reduction   or
limitation.)
N/A

5.1.9    Except  with  the  Owner's  prior  approval,   the
Contractor  shall not make advance payments   to  suppliers
for materials or equipment which have not been delivered and stored at the site.

5.2 FINAL PAYMENT

5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

  .1    the  Contractor  has fully performed  the  Contract
  except  for  the Contractor's responsibility  to  correct
  Work  as  provided in Subparagraph 12.2.2 of AIA Document
  A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

  .2        a final Certificate for Payment has been issued
  by the Architect.

5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION
6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document
A201-1997.

6.2 The Work may be suspended by the Owner as provided in
Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS
7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract
Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)
N/A

Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner 's and Contractor 's principal places of business, the location of the project and elsewhere may affect the validity of this provision.
Legal advice should be obtained with respect to deletions or modifications, and also regarding requirement such as written disclosures or waivers)

7.3The Owner's representative is:
(Name, address And other -information)
Richard    Hannigan

7.4 The Contractor's representative is:
(Name, address and other information)
Tracy Jones

7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days written notice to the other party.

7.6  Other provisions:
N/A

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS
8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and
Contractor, AIA Document A101-1997.

8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated, and are as follows:

Document                   Title                    Pages

To be provided by Owner

8.1.4The Specifications are those contained in the Project
Manual dated as in Subparagraph 8.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section                    Title                    Pages

To be provided by Owner

8.1.5 The Drawings are as follows, and are dated unless a different date is shown below.
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)


Number                     Title                    Date

To be provided by Owner

8.1.6 The Addenda, if any, are as follows:

Number                     Date                     Pages

To be provided by Owner

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

8.1.7      Other  documents, if any, forming  part  of  the
Contract Documents are as follows:
(List  here  any additional documents that are intended  to
form part of the Contract Documents. AIA Document A201-1997
provides that bidding requirements such as advertisement or
invitation to bid Instructions to Bidders, sample forms and
the  Contractors bid are not part of the Contract Documents
unless  enumerated in this Agreement. They should be listed
here   only  if  intended  to  be  part  of  the   Contract
Documents.)

See attached hereto Exhibit A delineating the scope of work contracted which is incorporated herein by this reference.

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


/S/RICHARED HANNIGAN                    /S/TRACY M JONES
OWNER (Signature)                       CONTRACTOR
(Signature)



Richard Hannigan  President             Manager
(Printed name and title)                (Printed name and
title)